UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2005

ALLTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4996	34-0868285

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One Allied Drive, Little Rock, Arkansas	72202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(501) 905-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Alltel Corporation and the U.S. Department of Justice have reached an agreement on the proposed merger of Alltel and Western Wireless Corporation that will allow the merger to close later this summer. Attached as exhibits are a copy of Alltel’s press release announcing the agreement and unaudited pro forma combined condensed financial information of Alltel and Western Wireless.  The pro forma financial information of Alltel and Western Wireless contained in the attached press release supplements the pro forma financial information of Alltel and Western Wireless contained in the proxy statement/prospectus relating to the proposed merger that was filed pursuant to Rule 424(b)(3) with the Securities and Exchange Commission on June 24, 2005.

Forward-Looking Statements
Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results of Alltel and Western Wireless to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results of Alltel and Western Wireless may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by Alltel and Western Wireless; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with pending acquisitions and the integration of acquired businesses, including Western Wireless; adverse changes in the terms and conditions of wireless roaming agreements of Alltel and Western Wireless; the uncertainties related to Alltel’s strategic investments, the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

Additional Information and Where to Find It
In connection with Alltel’s proposed acquisition of Western Wireless, Western Wireless and Alltel have filed relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4, as amended, that contains a definitive prospectus and a proxy statement. INVESTORS AND SECURITY HOLDERS OF ALLTEL AND WESTERN WIRELESS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALLTEL, WESTERN WIRELESS AND THE MERGER. The proxy statement, prospectus and other relevant materials, and any other documents filed by Alltel or Western Wireless with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Alltel by directing a written request to: Alltel, One Allied Drive, Little Rock, Arkansas 72202, Attention: Investor Relations or Western Wireless, 3650 131st Avenue S.E., Bellevue, Washington 98006, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

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Participants In Solicitation
Alltel, Western Wireless and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Western Wireless and Alltel in connection with the merger. Information about those executive officers and directors of Alltel and their ownership of Alltel common stock is set forth in Alltel’s Amendment No. 1 to Form 10-K/A for the year ended December 31, 2004, which was filed with the SEC on June 21, 2005, and the proxy statement for Alltel’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 2, 2005. Information about the executive officers and directors of Western Wireless and their ownership of Western Wireless common stock is set forth in the proxy statement and prospectus for Western Wireless’ 2005 Annual Meeting of Shareholders, included in the registration statement on Form S-4, which was filed with the SEC on June 21, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of Alltel, Western Wireless and their respective executive officers and directors in the merger by reading the proxy statement and prospectus regarding the merger.

Item 9.01 Financial Statements and Exhibits

(b)	Pro forma financial information

The following information is attached hereto as Exhibit 99(b) and incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2005.

(ii)	Unaudited Pro Forma Combined Condensed Statements of Income for the year ended December 31, 2004 and the three months ended March 31, 2005.

(iii)	Notes to the Unaudited Pro Forma Combined Condensed Statements.

(c)	Exhibits

99(a)	Press Release, dated July 6, 2005 of Alltel Corporation.

99(b)	Unaudited Pro Forma Combined Condensed Financial Statements.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLTEL CORPORATION

(Registrant)

By: /s/ Jeffery R. Gardner

Jeffery R. Gardner
Executive Vice President — Chief Financial Officer
(Principal Financial Officer)
July 6, 2005

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99(a)	Press Release, dated July 6, 2005 of Alltel Corporation.

99(b)	Unaudited Pro Forma Combined Condensed Financial Statements.

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